UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 6, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                        Commission File Number: 001-12079

                 I.R.S. Employer Identification No.: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05 -- COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     The disclosure in Item 8.01 below relating to the estimated loss on sale of the Ontelaunee Energy Center ("Ontelaunee"), which Calpine Corporation (the "Company") expects to recognize in the third quarter of 2005, is incorporated by reference herein. This updates our previous estimate of the expected loss as reported on Form 8-K filed August 22, 2005.


ITEM 2.06 -- MATERIAL IMPAIRMENTS

     The disclosure in Item 8.01 below relating to the expected loss on the sale of Ontelaunee that the Company expects to recognize in the third quarter of 2005, is incorporated by reference herein.


ITEM 8.01 -- OTHER EVENTS

     On October 7, 2005, the Company issued the press release attached hereto as
Exhibit 99.1. Subsequent to issuing this press release, the Company has refined its estimated loss from the sale of Ontelaunee from approximately $129 million, as disclosed in the press release, to approximately $137.2 million. The change is primarily associated with greater operating margin recorded by Ontelaunee than previously forecasted since July 1, 2005, the effective date of the sale. Under the terms of the sales agreement, Ontelaunee's operating margin subsequent to June 30, 2005, creates a downward adjustment in the purchase price. However, the increased loss on sale is offset by the favorable impact of the increased operating margin, thus resulting in no change to net income from discontinued operations.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not Applicable

(c)  Exhibits.

     99.1 Press Release dated October 7, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: October 13, 2005

                                  EXHIBIT INDEX




               Exhibit               Description
               -------   -----------------------------------
               99.1      Press release dated October 7, 2005


================================================================================


EXHIBIT 99.1


NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Karen Bunton, Ext. 1121


       Calpine Completes Sale of Ontelaunee Energy Center for $225 Million


     (SAN JOSE, Calif.) /PR Newswire - First Call/ Oct. 7, 2005 - Calpine Corporation [NYSE:CPN] has completed the sale of its 550-megawatt Ontelaunee Energy Center to LS Power Equity Partners (LS Power) for $225 million, less transaction costs. The previously announced asset sale is part of Calpine's strategic initiative to reduce debt and optimize its power plant portfolio. Since launching its strategic initiative in May 2005, Calpine has completed more than $2 billion of asset sales.

     The Ontelaunee sale is the third of four planned power plant sales, which the company announced in June 2005. Net proceeds from the sale of Ontelaunee will be used in accordance with the company's indentures. The company expects to record a non-cash loss on the sale of Ontelaunee of approximately $129 million in the quarter ended September 30, 2005.

     "The Ontelaunee sale provides Calpine with the resources to concentrate our activities in Calpine's core markets to further optimize our power operations," stated Calpine Executive Vice President and Chief Financial Officer Bob Kelly. "The sale also provides Calpine with the opportunity to expand our energy services business, providing LS Power a broad range of operational and power services for Ontelaunee."

     Calpine will continue to operate the plant on behalf of LS Power for five years, and provide turbine maintenance and parts services for ten years. Calpine Energy Services, the trading and risk management subsidiary for Calpine, will supply a variety of energy services, including power marketing and coordination of power and fuel scheduling, for a six-month term.

     The Ontelaunee Energy Center is a natural gas-fired, combined-cycle power plant located in Ontelaunee Township, Pa. The plant entered operations in 2002 and generates electricity for the Pennsylvania-New Jersey-Maryland power market.

About Calpine

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and three Canadian provinces, and is building a plant in Mexico. Its customized products and services include wholesale and retail electricity, natural gas, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and operations services. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) unscheduled outages of operating plants; (iv) a competitor's development of lower cost generating gas-fired power plants; (v) risks associated with marketing and selling power from power plants in the newly-competitive energy market; and (vi) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and in its Quarterly Report on Form 10-Q for the three months ended June 30, 2005, which can be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.